MUNDOVAL FUND

(MUNDX)

A series of Mundoval Funds

Supplement dated August 27, 2026

to the Prospectus dated May 1, 2026

Effective immediately, the following disclosure has been added to the Mundoval Fund’s prospectus in the section entitled “The Principal Risks of Investing in the Fund”:

Liquidity Program: The Fund may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption in kind policies described under “TO SELL SHARES” below. For use of the ReFlow service, the Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. During periods of low market liquidity, fees paid to ReFlow may be higher but cannot be meaningfully estimated. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies, or anticipated performance. ReFlow purchases will not be subject to any investment minimum applicable to such shares. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitation described in “Market Timing” below. The Fund’s Adviser believes that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders and managing the Fund’s capital gains.

Effective immediately, the following disclosure has been added to the Mundoval Fund’s prospectus in the section entitled “To Sell Shares”:

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than (the lesser of) $250,000 or 1% of the Fund’s assets at the beginning of the 90 days period. The Fund may also use redemption in kind for certain Fund shares held by ReFlow. The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

This Supplement and the Fund's Prospectus and Statement of Additional Information dated May 1, 2026, provide the information a prospective investor ought to know before investing and should be retained for future reference.